                                UAM FUNDS

                                Annual Report


       --------------------------
           McKee Portfolios
--------------------------------------------------------------------------------
                                October 31, 1998












                                                        UAM
--------------------------------------------------------------------------------

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison
  U.S. Government...........................................................  10
  Domestic Equity...........................................................  11
  International Equity......................................................  12
  Small Cap Equity..........................................................  13
Portfolio of Investments
  U.S. Government...........................................................  14
  Domestic Equity...........................................................  17
  International Equity......................................................  21
  Small Cap Equity..........................................................  26
Statement of Assets and Liabilities.........................................  29
Statement of Operations.....................................................  30
Statement of Changes in Net Assets
  U.S. Government...........................................................  31
  Domestic Equity...........................................................  32
  International Equity......................................................  33
  Small Cap Equity..........................................................  34
Financial Highlights
  U.S. Government...........................................................  35
  Domestic Equity...........................................................  36
  International Equity......................................................  37
  Small Cap Equity..........................................................  38
Notes to Financial Statements...............................................  39
Report of Independent Accountants...........................................  47

--------------------------------------------------------------------------------

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
MCKEE U.S. GOVERNMENT PORTFOLIO

The McKee U.S. Government Portfolio produced a return of 7.35 percent for the 12 months ended October 31, 1998. Like the market as a whole, the Portfolio benefited from a significant decline in interest rates for the year, capped by a substantial bond market rally in the summer months. On the negative side, performance was negatively influenced by holdings of corporate and mortgage-backed securities in a market that favored Treasury securities in response to global economic uncertainties.

Economic Perspective

In the year ended October 31, 1998, the U.S. economy continued to grow vigor-ously. Consumer spending, particularly on housing and automobiles, and busi-ness capital spending continued to fuel growth. At the same time, inflation continued its decline of the past 12 months, to an annual rate of 1.5 percent.

The Treasury market rallied with exuberance in August and September as invest-ors fled stocks in the face of global economic and domestic political uncer-tainties. But the Federal Reserve's recent reductions in the Fed funds rate helped buoy investor confidence in the continued economic growth. The stock market subsequently recovered much of its earlier losses, and the yield on 30-year Treasury bonds rose significantly from its lows.

Performance

The year ended October 31, 1998 was the second in a row that the Portfolio produced returns in excess of 7 percent, with declining interest rates the principal reason. But performance varied considerably by market sector. Corpo-rate bonds dramatically under-performed Treasuries during the year--an unusual occurrence. Because of its holdings of corporate securities, results for the Portfolio trailed the benchmark Lehman Brothers Government Bond Index which returned 9.52 percent for the 12 months ended October 31, 1998. Investment grade-corporate bonds rated A and BBB, especially banking and brokerage is-sues, were severely punished in the market's rush to the safe haven of Trea-suries. Although corporate bonds have recently rallied, and we expect them to do very well in 1999, they negatively affected performance during the year.

Portfolio Structure

In anticipation of Federal Reserve easing of monetary policy and a declining interest rate environment, holdings of mortgage-backed securities were reduced in September. The issues sold were replaced by government agency securities, which we believe will out-perform both Treasuries and mortgages during the coming year.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

As of October 31, 1998, the Portfolio consisted of 31 percent corporate and asset-backed securities, 55 percent Treasury and government agency securities, 13 percent mortgage-backed securities, and one percent cash equivalents. The ten largest holdings in the Portfolio are listed below.

                         LARGEST HOLDINGS BY SECURITY

                              AT OCTOBER 31, 1998

                                                                      PERCENT OF
ISSUER                                                COUPON   DUE    NET ASSETS
------                                                ------ -------- ----------
FNMA................................................. 5.750%  2/15/08   14.1%
FNMA................................................. 5.625%  3/15/01    9.7%
FNMA................................................. 5.750%  4/15/03    9.4%
FHLMC................................................ 6.750%  5/30/06    5.5%
U.S. Treasury Bonds ................................. 8.500%  2/15/20    5.5%
U.S. Treasury Notes.................................. 9.375%  2/15/06    5.1%
FNMA 1998-26 PA...................................... 6.000% 11/18/17    4.6%
FHLMC 2034 PN........................................ 6.000%  4/15/18    4.1%
FHLMC 1995 PB........................................ 6.500%  9/20/25    3.9%
U.S. Treasury Notes.................................. 5.875% 11/30/01    3.4%

Outlook

The recent decline in interest rates indicates that investors expect the econ-omy to slow. Although we agree that economic expansion may lose momentum, we remain cautious because the bond market appears vulnerable to rapid reversals. Perceptions--positive or negative--about the Asian crisis, the rate of eco-nomic growth or the possibility of recession could prompt such volatility. In this more uncertain environment, we believe the Portfolio should perform well given its current structure, particularly its holdings in agencies and attrac-tively positioned corporate securities.

MCKEE DOMESTIC EQUITY PORTFOLIO

In a difficult year for equity investors, the McKee Domestic Equity Portfolio achieved a return of 3.36 percent for the 12 months ended October 31, 1998. This performance was well under the Portfolio's prior year return of nearly 31 percent and below the return from the large-cap dominated S&P 500 Index. The lower returns for the past year reflect ongoing investor preference for mega-cap growth stocks instead of the large and mid-cap value-oriented stocks which characterize the Portfolio. Performance was also negatively affected by the severe market correction during the summer.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Economic Perspective

U.S. economic growth has recently shown signs of slowing from its unsustainable pace earlier in the year. Nevertheless, the economy has remained fundamentally healthy as retail sales, housing and low unemployment have con-tinued to fuel growth. At the same time, inflation has declined by more than one-half percent during the past 12 months, to an annual rate of 1.5 percent.

Although economic weakness abroad has affected sales, U.S. corporate earnings have continued to increase at a reasonably strong rate. The uncertainties of global economic conditions, however, prompted equity investors to seek to the safe haven and liquidity of the largest-capitalization stocks during the past year, at the expense of small and mid-cap company stocks.

Performance

Market capitalization was the primary determinant of performance during the past 12 months. Mega-capitalization growth stocks led the market through most of the year. Reflecting the Portfolio's emphasis on value and its smaller av-erage market capitalization, total return lagged behind the 22.01 percent re-turn of the Standard & Poors 500 Index for the period.

Among individual stocks in the Portfolio, Biogen, Becton Dickinson and South-ern New England Telecom had particularly good performance, while Case Corpora-tion, Foundation Health Systems and Sequent Computer Systems had below-average performance.

Portfolio Structure

The Portfolio is broadly diversified by economic sector, industry and company, but strategically weighted. Compared to the overall market, the Portfolio has an emphasis on the consumer cyclical, capital goods and basic industry sec-tors, all of which should perform well in the environment of continued eco-nomic growth that we anticipate.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

On an industry basis, the Portfolio is over-weighted in forest products, in-dustrial parts, retailing and computer software. It is under-weighted in me-dia, food and energy. The ten largest holdings by industry are shown below.

                         LARGEST HOLDINGS BY INDUSTRY
                   PERCENT OF NET ASSETS AT OCTOBER 31, 1998

Technology................................................................ 11.8%
Pharmaceuticals........................................................... 11.8%
Retail....................................................................  8.0%
Beverages, Food & Tobacco.................................................  7.7%
Banks.....................................................................  7.3%
Telecommunications........................................................  5.9%
Capital Equipment.........................................................  5.6%
Energy....................................................................  5.5%
Insurance.................................................................  5.2%
Services..................................................................  4.6%

At the close of the fiscal year, the Portfolio held 50 stocks. The ten largest holdings by company are shown below.

                          LARGEST HOLDINGS BY COMPANY
                   PERCENT OF NET ASSETS AT OCTOBER 31, 1998

Mylan Laboratories, Inc...................................................  4.0%
Philip Morris Cos., Inc...................................................  3.7%
ITT Industries, Inc.......................................................  3.4%
Biogen, Inc...............................................................  3.4%
Willamette Industries.....................................................  3.0%
Computer Associates International, Inc....................................  2.9%
Seagate Technology, Inc...................................................  2.9%
Bank One Corp.............................................................  2.9%
Modis Professional Services, Inc..........................................  2.8%
Advance Micro Devices, Inc................................................  2.7%

Outlook

Low interest rates, low inflation and a growing economy should provide strong support for equities over the next year. We expect smaller and mid-cap stocks to outperform large cap stocks in 1999. Cyclical and value stocks, currently depressed, should also perform well. These shifts in market focus should bene-fit the Portfolio given its strong emphasis on valuation and improving funda-mentals.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

MCKEE INTERNATIONAL EQUITY PORTFOLIO

In a year of global financial turmoil and plunging equity markets, the McKee International Equity Portfolio produced a return for the 12 months ended Octo-ber 31, 1998 of 1.18 percent. Investments in emerging markets negatively in-fluenced the Portfolio, while positions in major European markets made a posi-tive contribution to performance.

Economic Perspective

Global markets were rocked during the year by continued recession in Japan and much of the rest of Asia, Russia's economic collapse, and financial crises in Brazil and other parts of Latin America. While serious global problems remain, we believe the potential rewards of international equity investment far out-weigh current risks. This is in part because a great deal of bad news has al-ready been priced into world equity markets. Indeed, current investor senti-ment still reflects the negative recent experience of devaluations, commodity price declines, banking crises and earnings deceleration.

Performance

During the global economic crises of the past year, the Portfolio's broad di-versification provided a measure of protection. Nevertheless, with its expo-sure to emerging markets, the Portfolio's performance in this difficult envi-ronment trailed that of the benchmark Morgan Stanley Capital International EAFE Index which returned 9.65 percent for the year ended October 31, 1998.

Portfolio Structure

At October 31, 1998, the Portfolio was invested in 24 world markets. Compared to the benchmark EAFE Index, the Portfolio is over-weighted in Canada, Fin-land, Mexico and Korea, while the United Kingdom, Japan, France and Germany are under-weighted. The ten largest country positions are shown below.

                          LARGEST HOLDINGS BY COUNTRY
                   PERCENT OF NET ASSETS AT OCTOBER 31, 1998

Japan..................................................................... 13.1%
United Kingdom............................................................  9.6%
The Netherlands...........................................................  6.0%
France....................................................................  5.5%
Hong Kong.................................................................  5.2%
Germany...................................................................  5.1%
Canada....................................................................  4.6%
Finland...................................................................  4.3%
Mexico....................................................................  3.8%
Korea.....................................................................  3.7%

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Holdings are widely diversified by company, economic sector and industry. As of October 31, 1998, the Portfolio held stocks of 57 companies and was in-vested in all global economic sectors and most major world industries. The ten largest company holdings are shown below.

                          LARGEST HOLDINGS BY COMPANY
                 PERCENTAGE OF NET ASSETS AT OCTOBER 31, 1998

Nokia Oyj.................................................................. 4.3%
Nestle S.A. ............................................................... 3.6%
Elan Corp. plc............................................................. 3.6%
Bayer AG................................................................... 2.8%
Akzo Nobel N.V............................................................. 2.8%
Teva Pharmaceutical Industries Ltd. ....................................... 2.6%
Telefonos de Mexico S.A.................................................... 2.5%
YPF S.A.................................................................... 2.4%
Commerzbank AG............................................................. 2.3%
Asia Pulp & Paper Co., Ltd................................................. 2.1%

On an individual stock basis, results were helped by positions in Nokia, Nes-tle and Elan. Grupo Industrial Durango, Ionics Circuit and Nissan Motor were under-performers.

Outlook

In our judgment, the international investment outlook will turn more positive in coming months as investors begin to look beyond current problems to contin-ued world GDP growth, more stable currencies, a successful Euro and the emer-gence from recession of several developing nations. The McKee International Equity Portfolio, with its wide global diversification and emphasis on stocks possessing strong valuation and fundamental characteristics, is well posi-tioned for these improving conditions.

MCKEE SMALL CAP EQUITY PORTFOLIO

Since the McKee Small Cap Equity Portfolio was launched on November 4, 1997, small stocks have underperformed their larger cap counterparts as investors looked to market capitalization rather than fundamentals. From its inception through October 31, 1998, the Portfolio had a negative 15.36 percent return, about the same as the median small cap value fund and slightly below the benchmark Russell 2000 Index of small company stocks.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Economic Perspective

In the year ended October 31, 1998, the U.S. economy continued to grow vigor-ously despite financial turmoil and recession in several developing nations. Consumer spending on items such as housing and automobiles, as well as busi-ness capital spending on plant and equipment continued to fuel growth. At the same time, inflation declined further to an annual rate of 1.5 percent.

Although economic weakness abroad has negatively affected sales, U.S. corpo-rate earnings have continued to increase at a reasonably strong rate. The un-certainties of global economic conditions, however, prompted equity investors to seek the safe haven and liquidity of the largest capitalization securities during the past 12 months, at the expense of small and mid-cap stocks.

Performance

Market capitalization was the primary determinant of performance during the past year. In the face of global economic uncertainties, investors sought li-quidity in mega-capitalization stocks and even fled equities for Treasury se-curities. The Russell 2000 Index had a negative return of 11.84 percent for the period, slightly above the return for the Portfolio.

Among individual stocks held by the Portfolio, Sierra Health Services, Owens & Minor and Ruddick had the best performance. Friedman, Billings, Ramsey Group, Gymboree and Titanium Metals underperformed.

Portfolio Structure

The Portfolio is broadly diversified by economic sector, industry and company, yet strategically weighted. It has modest concentrations, compared to the benchmark index, in the financial and basic industries sectors. It is slightly under-weighted in consumer growth and technology.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Among industries, the Portfolio has an emphasis on computer software, trans-portation services and energy compared to the benchmark. It is under-weighted in semiconductors, information services and chemicals. The ten largest hold-ings by industry are shown below.

                         LARGEST HOLDINGS BY INDUSTRY
                   PERCENT OF NET ASSETS AT OCTOBER 31, 1998

Technology................................................................ 13.4%
Insurance................................................................. 11.9%
Banks..................................................................... 11.1%
Services.................................................................. 11.0%
Metals....................................................................  7.1%
Retail....................................................................  6.2%
Pharmaceuticals...........................................................  6.1%
Utilities.................................................................  4.1%
Energy....................................................................  3.1%
Capital Goods.............................................................  3.1%

As of October 31, 1998, there were 52 stocks in the Portfolio. The ten largest holdings by company are shown below.

                          LARGEST HOLDINGS BY COMPANY
                   PERCENT OF NET ASSETS AT OCTOBER 31, 1998

Alpharma, Inc.............................................................. 3.2%
Ruddick Corp. ............................................................. 3.1%
Dollar Thrifty Automotive Group, Inc. ..................................... 3.0%
Owens & Minor, Inc., Holding Company....................................... 2.9%
Personnel Group of America, Inc. .......................................... 2.7%
First American Financial Corp. ............................................ 2.7%
Delphi Financial Group, Inc. .............................................. 2.5%
Aviall, Inc. .............................................................. 2.5%
Commerce Bancorp, Inc. .................................................... 2.4%
Brown & Sharpe Manufacturing Co. .......................................... 2.4%

Outlook

As concerns about the Asian economic crisis abate, investor focus should re-turn to small cap stocks because of their comparatively strong fundamentals and attractive valuations. In fact, small cap stocks have recently recovered some of the ground they lost during the summer and their performance should improve further in the

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
year ahead. The McKee Small Cap Equity Portfolio is positioned to capitalize on these improved conditions.

Yours truly,

/s/ James H. Hanes

James H. Hanes
President and Chief Executive Officer
C.S. McKee & Company, Inc.

The investment results present in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Portfolios are actively managed, holdings are subject to change. For a complete discussion of the risks associated with international investing, please refer to the McKee International Equity Portfolio's prospectus.

UAM FUNDS                                                       MCKEE PORTFOLIOS

--------------------------------------------------------------------------------

Performance Comparison
================================================================================
   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE MCKEE U.S.
        GOVERNMENT PORTFOLIO, THE LEHMAN BROTHERS GOVERNMENT BOND INDEX
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

             -----------------------------------
                AVERAGE ANNUAL TOTAL RETURN
             FOR A PERIOD ENDED OCTOBER 31, 1998
             -----------------------------------
                1 YEAR          SINCE 3/2/95*
             -----------------------------------
                 7.35%             7.85%**
             -----------------------------------

                           [LINE GRAPH APPEARS HERE]


                                      LEHMAN BROTHERS
                  McKEE U.S.            GOVERNMENT/         LEHMAN BROTHERS
  DATE      GOVERNMENT PORTFOLIO+     CORPORATE INDEX+   GOVERNMENT BOND INDEX+
  ----      ---------------------     ----------------   ---------------------
3/2/95*++           10,000                 10,000                10,000
10/31/95            10,995                 11,086                11,042
10/31/96            11,410                 11,684                11,606
10/31/97            12,292                 12,713                12,611
10/31/98            13,195                 14,020                13,812


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Lehman Brothers Government Bond
   Index and the Lehman Brothers Government/Corporate Index on 2/28/95 is used as the beginning value on 3/2/95.
                      DEFINITIONS OF THE COMPARATIVE INDEX
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
Lehman Brothers Government Bond Index is an unmanaged index made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues.
Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

                ---------------------------------
                   AVERAGE ANNUAL TOTAL RETURN
                FOR PERIOD ENDED OCTOBER 31, 1998
                ---------------------------------
                   1 YEAR         SINCE 3/2/95*
                ---------------------------------
                    3.36%            18.41%**
                ---------------------------------

                           [LINE GRAPH APPEARS HERE]


  DATE              McKEE DOMESTIC EQUITY PORTFOLIO+          S&P 500 Index+
  ----              -------------------------------           -------------
3/2/95*++                       10,000                           10,000
10/31/95                        11,513                           12,128
10/31/96                        13,736                           15,048
10/31/97                        17,989                           19,879
10/31/98                        18,593                           22,791


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 *Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the S&P 500 Index on 2/28/95 is used as the beginning value on 3/2/95.

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please not that one cannot invest in an unmanaged index.

UAM FUNDS                                                       MCKEE PORTFOLIOS

--------------------------------------------------------------------------------

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
           AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.


           ---------------------------------
             AVERAGE ANNUAL TOTAL RETURN
           FOR PERIOD ENDED OCTOBER 31, 1998
           ---------------------------------
             1 YEAR          SINCE 5/26/94*
           ---------------------------------
              1.18%               6.78%
           ---------------------------------

                           [LINE GRAPH APPEARS HERE]


                  McKEE INTERNATIONAL                MORGAN STANLEY
  DATE             EQUITY PORTFOLIO+           CAPITAL INTERNATIONAL INDEX+
  ----             ----------------            ---------------------------
5/26/94*++             10,000                             10,000
10/31/94               10,431                             10,489
10/31/95               10,150                             10,450
10/31/96               10,991                             11,544
10/31/97               13,223                             12,078
10/31/98               13,379                             13,244


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Morgan Stanley Capital
   International EAFE Index on 5/31/94 is used as the beginning value on 5/26/94.

                      DEFINITION OF THE COMPARATIVE INDEX

The Morgan Stanley Capital Investment EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                       MCKEE SMALL CAP EQUITY PORTFOLIO
                          AND THE RUSSELL 2000 INDEX.

        ----------------------------------
            CUMULATIVE TOTAL RETURN
        FOR PERIOD ENDED OCTOBER 31, 1998
        ----------------------------------
                  SINCE 11/4/97*
        ----------------------------------
                      (15.36)%
        ----------------------------------

                           [LINE GRAPH APPEARS HERE]


  DATE         McKEE SMALL CAP EQUITY PORTFOLIO+         RUSSELL 2000 INDEX+
  ----         --------------------------------          ------------------
11/4/97*++               10,000                                10,000
10/31/98                  8,464                                 8,816


Past performance is not predicative of future performance. Your investment return and principal value will fluctuate. When shares are redeemed they may be worth more or less than the original cost.
 * Commencement of Operations.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment dividends on securities in the index.
++ For comparative purposes, the value of the Russell 2000 Index on 10/31/97 is used as the beginning value on 11/4/97.

                      DEFINITION OF THE COMPARATIVE INDEX
The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 U.S. GOVERNMENT & AGENCY SECURITIES - 55.2%
                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

 Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01.............................  $   96,279 $    96,363
                                                                    -----------

 Federal Home Loan Mortgage Corporation
  6.75%, 5/30/06.......................................   1,840,000   2,011,832
  7.65%, 5/10/05.......................................      85,000      88,806
                                                                    -----------
                                                                      2,100,638
                                                                    -----------

 Federal National Mortgage Association
  5.625%, 3/15/01......................................   3,470,000   3,547,211
  5.75%, 4/15/03.......................................   3,310,000   3,433,499
  5.75%, 2/15/08.......................................   4,940,000   5,126,616
  6.70%, 8/10/01.......................................     165,000     167,484
                                                                    -----------
                                                                     12,274,810
                                                                    -----------

 U.S. Treasury Bonds
  8.50%, 2/15/20.......................................   1,445,000   2,006,572
                                                                    -----------

 U.S. Treasury Notes
  5.875%, 11/30/01.....................................   1,188,000   1,239,243
  9.375%, 2/15/06......................................   1,455,000   1,876,725
                                                                    -----------
                                                                      3,115,968
                                                                    -----------

 U.S. Treasury Principal Strips
  #5.668%, 5/15/17.....................................   1,524,000     540,645
                                                                    -----------
  TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (Cost $19,569,855)....   20,134,996
                                                                    -----------


 MORTGAGE OBLIGATIONS - 12.6%
 Federal Home Loan Mortgage Corp.
  Series 1995 PB, CMO, PAC 1, REMIC, 6.50%, 9/20/25....   1,393,000   1,409,457
  Series 2034 PN, CMO, PAC (11), REMIC, 6.00%,
   4/15/18.............................................   1,500,000   1,497,975
                                                                    -----------
                                                                      2,907,432
                                                                    -----------

 Federal National Mortgage Association
  Series 1998-26 PA, CMO, PAC, REMIC, 6.00%, 11/18/17..   1,675,000   1,671,834
                                                                    -----------
  TOTAL MORTGAGE OBLIGATIONS (Cost $4,571,552)....................    4,579,266
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                                 OCTOBER 31, 1998
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 4.4%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------

 FINANCIAL SERVICES - 4.4%
  Advanta Mortgage Loan Trust, 94-1 A1 6.30%, 7/25/25..  $   66,463 $    67,784
  Countrywide Funding Corp., Series D 6.875%, 9/15/05..     525,000     542,719
  Green Tree Financial Corp., 94-7 A4 8.35%, 3/15/20...     219,677     231,452
  The Money Store Home Equity Trust, 96-C A3 7.07%,
   12/15/16............................................     350,550     354,900
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06......................................     405,000     430,055
                                                                    -----------
  TOTAL ASSET-BACKED SECURITIES (Cost $1,566,357).................    1,626,910
                                                                    -----------


 CORPORATE BONDS - 26.2%
 BANKS - 0.9%
  BankBoston NA 6.375%, 3/25/08........................     350,000     348,250
                                                                    -----------

 FINANCIAL SERVICES - 5.1%
  Countrywide Capital I 8.00%, 12/15/26................     445,000     466,694
  Lehman Brothers Holdings 7.125%, 9/15/03.............     748,000     750,805
  NB Capital Trust IV 8.25%, 4/15/27...................     626,000     655,735
                                                                    -----------
                                                                      1,873,234
                                                                    -----------

 INDUSTRIAL - 14.1%
  Nabisco, Inc. 7.55%, 6/15/15.........................     834,000     832,957
  News America Holdings, Inc. 7.60%, 10/11/15..........     731,000     755,671
  Phillip Morris Cos., Inc. 7.25%, 9/15/01.............     200,000     210,750
  Phillips Petroleum Co. 7.125%, 3/15/28...............     443,000     461,274
  Seagate Technology, Inc. Senior Notes 7.125%,
   3/1/04..............................................     833,000     869,444
  TCI Communications, Inc. 8.00%, 8/1/05...............     300,000     334,500
  Time Warner Entertainment Co. 8.375%, 3/15/23........     775,000     906,750
  Weyerhauser Co. 7.95%, 3/15/25.......................     310,000     341,000
  Xerox Capital Trust I 8.00%, 2/1/27..................     410,000     432,550
                                                                    -----------
                                                                      5,144,896
                                                                    -----------

 TELECOMMUNICATIONS - 2.4%
  Frontier Corp. 7.25%, 5/15/04........................     809,000     863,607
                                                                    -----------

 UTILITIES - 1.7%
  Consolidated Edison Series 97-B 6.45%, 12/1/07.......     331,000     351,688
  Pacific Gas & Electric 5.875%, 10/1/05...............     260,000     265,525
                                                                    -----------
                                                                        617,213
                                                                    -----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE U.S. GOVERNMENT PORTFOLIO
                                                OCTOBER 31, 1998
-------------------------------------------------------------------------------

 CORPORATE BONDS - CONTINUED


                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------

 YANKEE BONDS - 2.0%
  Barrick Gold Corp. 7.50%, 5/1/07..................... $  675,000 $   723,094
                                                                   -----------
  TOTAL CORPORATE BONDS (Cost $9,191,501).........................   9,570,294
                                                                   -----------


 SHORT-TERM INVESTMENT - 0.7%
 REPURCHASE AGREEMENT - 0.7%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $259,106,
   collateralized by $249,242 of various U.S. Treasury
   Notes, 5.375%-6.875%, due 5/31/99-2/15/04, valued at
   $259,003 (Cost $259,000)............................    259,000     259,000
                                                                   -----------
  TOTAL INVESTMENTS - 99.1% (Cost $35,158,265) (a)................  36,170,466
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 0.9%.......................     310,950
                                                                   -----------
  NET ASSETS - 100%............................................... $36,481,416
                                                                   ===========


+     See Note A to Financial Statements.
#     Effective yield as of October 31, 1998.
CMO   Collateralized Mortgage Obligation
PAC   Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
(a) The cost for federal income tax purposes was $35,163,231. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,007,235. This consisted of aggregate gross unrealized appreciation for all securities of $1,033,620 and aggregate gross unrealized depreciation for all securities of $26,385.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 97.1%

                                                              SHARES   VALUE+
                                                              ------ ----------

AUTOMOTIVE - 1.0%
 General Motors Corp. ......................................  8,200 $   517,113
                                                                    -----------
BANKS - 7.3%
 Associated Banc-Corp ...................................... 15,000     523,125
 Bank One Corp. ............................................ 29,300   1,432,037
 BankAmerica Corp. ......................................... 12,600     723,713
 Bankers Trust New York Corp. ..............................  5,250     329,766
 Golden West Financial Corp. ...............................  6,800     616,675
                                                                    -----------
                                                                      3,625,316
                                                                    -----------
BEVERAGES, FOOD & TOBACCO - 7.7%
 General Mills, Inc. ....................................... 14,500   1,065,750
 Philip Morris Cos., Inc. .................................. 35,800   1,830,275
 Pioneer Hi-Bred International, Inc. ....................... 33,200     929,600
                                                                    -----------
                                                                      3,825,625
                                                                    -----------
CAPITAL EQUIPMENT - 5.6%
 Milacron, Inc. ............................................ 56,200   1,088,875
 ITT Industries, Inc. ...................................... 47,200   1,687,400
                                                                    -----------
                                                                      2,776,275
                                                                    -----------
CHEMICALS - 2.4%
 Akzo Nobel N.V. ADR........................................ 30,000   1,181,250
                                                                    -----------
CONSTRUCTION EQUIPMENT - 1.5%
 Case Corp. ................................................ 33,200     730,400
                                                                    -----------
COMPUTERS - 3.0%
 Computer Associates International, Inc. ................... 37,000   1,456,875
                                                                    -----------
ENERGY - 5.5%
 Halliburton Co. ........................................... 15,700     564,219
 Mitchell Energy & Development Corp., Class B .............. 38,770     545,203
 Occidental Petroleum Corp. ................................ 26,200     520,725
 Ultramar Diamond Shamrock Corp. ........................... 19,400     522,587
 YPF S.A. ADR............................................... 20,100     581,644
                                                                    -----------
                                                                      2,734,378
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                             SHARES   VALUE+
                                                             ------ -----------

 FINANCIAL SERVICES - 3.2%
  Lehman Brothers Holdings, Inc. ...........................  9,800 $   371,787
  The CIT Group, Inc., Class A.............................. 26,300     718,319
  The PMI Group, Inc. ......................................  9,200     464,025
                                                                    -----------
                                                                      1,554,131
                                                                    -----------
 HEALTH CARE - 1.0%
  *Foundation Health Systems, Inc., Class A................. 39,850     468,237
                                                                    -----------
 INSURANCE - 5.2%
  CIGNA Corp. .............................................. 10,600     773,137
  Travelers Property Casualty Corp., Class A................ 33,300   1,021,894
  Washington Mutual, Inc. .................................. 20,200     754,975
                                                                    -----------
                                                                      2,550,006
                                                                    -----------
 MANUFACTURING - 1.5%
  Tecumseh Products Co., Class A............................ 14,700     746,025
                                                                    -----------
 METALS - 2.4%
  Aluminum Company of America............................... 15,250   1,208,562
                                                                    -----------
 MULTI-INDUSTRY - 1.7%
  Loews Corp. ..............................................  8,800     826,650
                                                                    -----------
 PAPER & PACKAGING - 3.0%
  Willamette Industries..................................... 47,800   1,481,800
                                                                    -----------
 PHARMACEUTICALS - 11.8%
  American Home Products Corp. ............................. 17,400     848,250
  Becton, Dickinson & Co. .................................. 31,000   1,305,875
  *Biogen, Inc. ............................................ 23,900   1,659,556
  Mylan Laboratories, Inc. ................................. 57,800   1,990,488
                                                                    -----------
                                                                      5,804,169
                                                                    -----------
 RETAIL - 8.0%
  American Stores Co. ...................................... 33,000   1,074,562
  *BJ'S Wholesale Club, Inc. ............................... 29,200   1,049,375
  Dillard's Inc., Class A................................... 18,700     580,869
  Gap, Inc. ................................................ 20,800   1,250,600
                                                                    -----------
                                                                      3,955,406
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
                                                 OCTOBER 31, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------

 SERVICES - 4.6%
  *Modis Professional Services, Inc. ......................  77,500 $ 1,365,938
  Reynolds & Reynolds Co., Class A.........................  51,000     918,000
                                                                    -----------
                                                                      2,283,938
                                                                    -----------
 TECHNOLOGY - 11.8%
  *Advanced Micro Devices, Inc. ...........................  59,800   1,349,237
  Raytheon Co., Class A....................................  15,850     887,600
  *Seagate Technology, Inc. ...............................  55,200   1,455,900
  *Sequent Computer Systems, Inc. ......................... 108,100   1,067,488
  *Sterling Software, Inc. ................................  41,292   1,081,334
                                                                    -----------
                                                                      5,841,559
                                                                    -----------
 TELECOMMUNICATIONS - 5.9%
  Bell Atlantic Corp. .....................................  18,126     962,944
  SBC Communications, Inc. ................................  23,107   1,070,137
  Sprint Corp. ............................................  11,300     867,275
                                                                    -----------
                                                                      2,900,356
                                                                    -----------
 TEXTILES & APPAREL - 1.9%
  *Tommy Hilfiger Corp. ...................................  20,500     951,969
                                                                    -----------
 UTILITIES - 1.1%
  GPU, Inc. ...............................................  12,400     534,750
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $46,187,580)...........................  47,954,790
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
                                                OCTOBER 31, 1998
-------------------------------------------------------------------------------

 SHORT TERM INVESTMENT - 4.2%

                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------

 REPURCHASE AGREEMENT - 4.2%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $2,079,849,
   collateralized by $2,000,674 of various U.S.
   Treasury Notes, 5.375-6.875%, due 5/31/99-2/15/04
   valued at $2,079,028 (Cost $2,079,000)............. $2,079,000 $ 2,079,000
                                                                  -----------
  TOTAL INVESTMENTS - 101.3% (Cost $48,266,580) (a)..............  50,033,790
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (1.3%)....................    (646,292)
                                                                  -----------
  NET ASSETS - 100%.............................................. $49,387,498
                                                                  ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $49,120,480. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $913,310. This consisted of aggregate gross unrealized appreciation for all securities of $6,761,824 and aggregate gross unrealized deprecaition for all securities of $5,848,514.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 91.5%

                                                           SHARES     VALUE+
                                                          --------- -----------

 ARGENTINA - 2.4%
  YPF S.A. ADR...........................................   111,100 $ 3,214,956
                                                                    -----------
 AUSTRALIA - 1.9%
  Westpac Banking Corp. .................................   412,675   2,510,380
                                                                    -----------
 CANADA - 4.6%
  Alcan Aluminium Ltd. ..................................    81,925   2,056,078
  Canadian Imperial Bank of Commerce.....................    92,260   1,831,455
  Seagram Co., Ltd. .....................................    39,830   1,307,889
  West Coast Energy, Inc. ...............................    25,491     499,428
  West Coast Energy, Inc. ADR............................    21,100     412,769
                                                                    -----------
                                                                      6,107,619
                                                                    -----------
 CHINA - 1.4%
  *Huaneng Power International, Inc. ADR.................   137,500   1,890,625
                                                                    -----------
 DENMARK - 1.7%
  Unidanmark A/S, Class A (Registered)...................    29,650   2,258,617
                                                                    -----------
 FINLAND - 4.3%
  Nokia Oyj, Class K.....................................    63,900   5,805,750
                                                                    -----------
 FRANCE - 5.5%
  Alcatel Alsthom........................................    24,215   2,695,976
  Coflexip...............................................    22,610   2,033,346
  Total S.A., Class B....................................    23,100   2,663,243
                                                                    -----------
                                                                      7,392,565
                                                                    -----------
 GERMANY - 5.1%
  Bayer AG...............................................    85,650   3,478,724
  Bayer AG ADR...........................................     8,000     325,086
  Commerzbank AG.........................................    95,800   2,879,203
  Commerzbank AG ADR.....................................     6,900     207,477
                                                                    -----------
                                                                      6,890,490
                                                                    -----------
 HONG KONG - 5.2%
  Cathay Pacific Airways Ltd. ........................... 1,886,100   2,009,210
  Guangshen Railway Co., Ltd. ADR........................   249,800   1,873,500
  Hong Kong Electric Holdings............................   240,000     880,108
  Hong Kong Electric Holdings ADR........................   183,800     673,903
  HSBC Holdings plc......................................    67,400   1,544,774
                                                                    -----------
                                                                      6,981,495
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                           SHARES     VALUE+
                                                          --------- -----------

 IRELAND - 3.6%
  *Elan Corp. plc ADR....................................    68,300 $ 4,785,269
                                                                    -----------
 ISRAEL - 2.6%
  Teva Pharmaceutical Industries Ltd. ADR................    89,300   3,521,769
                                                                    -----------
 ITALY - 2.1%
  Montedison S.p.A. ..................................... 2,810,580   2,778,357
                                                                    -----------
 JAPAN - 13.1%
  Amada Co., Ltd. .......................................   225,000   1,345,214
  Credit Saison Co. .....................................    76,200   1,794,210
  Hitachi Ltd. ..........................................   378,000   1,922,748
  Hitachi Ltd. ADR.......................................     2,300     117,300
  INES Corp. ............................................   149,000   1,060,817
  Ito-Yokado Co., Ltd. ..................................    30,000   1,749,871
  Kao Corp. .............................................    79,000   1,599,245
  Mitsui & Co., Ltd. ....................................    59,000     314,788
  Mitsui & Co., Ltd. ADR.................................     3,900     413,400
  Mitsui Marine & Fire Insurance.........................   281,000   1,395,600
  Mitsui Marine & Fire Insurance ADR.....................     6,330     314,526
  Nintendo Corp., Ltd. ..................................    19,900   1,683,084
  Nissan Motor Co., Ltd. ................................   540,000   1,463,716
  Sanwa Bank Ltd. .......................................   154,000   1,200,772
  Sanwa Bank Ltd. ADR....................................     1,600     124,813
  Toyota Motor Corp. ....................................    44,000   1,056,785
                                                                    -----------
                                                                     17,556,889
                                                                    -----------
 KOREA - 3.7%
  LG Electronics.........................................   233,556   2,073,297
  Pohang Iron & Steel Co., Ltd. .........................    13,700     768,676
  Pohang Iron & Steel Co., Ltd. ADR......................   120,200   2,163,600
                                                                    -----------
                                                                      5,005,573
                                                                    -----------
 MEXICO - 3.8%
  *Grupo Industrial Durango ADR..........................   349,900   1,749,500
  Telefonos de Mexico S.A. ADR, Class L..................    62,300   3,290,219
                                                                    -----------
                                                                      5,039,719
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                          SHARES      VALUE+
                                                         --------- ------------

 NETHERLANDS - 6.0%
  Akzo Nobel N.V. ......................................    95,150 $  3,692,874
  KLM Royal Dutch Airlines N.V. ........................    74,000    2,231,156
  Philips Electronics N.V. .............................    38,560    2,049,002
                                                                   ------------
                                                                      7,973,032
                                                                   ------------
 NORWAY - 1.6%
  Den Norske Bank ASA...................................   598,100    2,109,284
                                                                   ------------
 PHILIPPINES - 2.3%
  Ionics Circuit, Inc. ................................. 2,949,700      752,100
  Philippine Long Distance Telephone Co. ...............    98,500    2,364,490
                                                                   ------------
                                                                      3,116,590
                                                                   ------------
 SINGAPORE - 2.1%
  *Asia Pulp & Paper Co., Ltd. ADR......................   344,200    2,861,162
                                                                   ------------
 SPAIN - 2.1%
  Repsol S.A. ..........................................    55,805    2,800,748
                                                                   ------------
 SWEDEN - 1.7%
  *Fastighets AB Balder.................................     6,200       57,960
  Svenska Handelsbanken, Class A........................    54,200    2,280,052
                                                                   ------------
                                                                      2,338,012
                                                                   ------------
 SWITZERLAND - 3.6%
  Nestle S.A. (Registered)..............................     2,270    4,821,950
                                                                   ------------
 THAILAND - 1.5%
  Advanced Info Service Public Co., Ltd. (Foreign)......   270,900    1,992,454
                                                                   ------------
 UNITED KINGDOM - 9.6%
  *Allied Zurich AG.....................................   201,000    2,400,984
  *British American Tobacco plc.........................   201,000    1,814,189
  British Steel plc.....................................   656,700    1,126,123
  Carlton Communications plc............................   164,887    1,186,178
  Diageo plc............................................   263,517    2,843,566
  *Professional Staff plc ADR...........................   168,100    1,638,975
  Rio Tinto plc ADR.....................................     9,100      450,450
  RTZ Corp. plc (Registered)............................   118,280    1,434,644
                                                                   ------------
                                                                     12,895,109
                                                                   ------------
  TOTAL COMMON STOCKS - 91.5% (Cost $113,035,877).................  122,648,414
                                                                   ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                  MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                           OCTOBER 31, 1998
-------------------------------------------------------------------------------

 SHORT-TERM INVESTMENT - 11.2%

                                                        FACE
                                                       AMOUNT       VALUE+
                                                     ----------- ------------

 REPURCHASE AGREEMENT - 11.2%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $15,072,152,
   collateralized by $14,498,393 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-
   2/15/04, valued at $15,066,202
   (Cost $15,066,000)............................... $15,066,000 $ 15,066,000
                                                                 ------------
  TOTAL INVESTMENTS - 102.7% (Cost $128,101,877) (a)............  137,714,414
                                                                 ------------
  OTHER ASSETS AND LIABILITIES (NET) - (2.7%)...................   (3,639,709)
                                                                 ------------
  NET ASSETS - 100%............................................. $134,074,705
                                                                 ============

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $130,354,490. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $7,359,924. This consisted of aggregate gross unrealized appreciation for all securities of $21,263,244 and aggregate gross unrealized depreciation for all securities of $13,903,320.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                            OCTOBER 31, 1998
--------------------------------------------------------------------------------

 SECTOR DIVERSIFICATION (UNAUDITED)
  At October 31, 1998 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET
INDUSTRY                                                   ASSETS     VALUE
--------                                                   ------  ------------
Automotive................................................   1.7%  $  2,231,156
Banks.....................................................   5.8      7,753,853
Beverages, Food & Tobacco.................................   5.3      7,058,738
Capital Equipment.........................................   5.3      7,083,897
Chemicals.................................................   7.7     10,275,040
Computers.................................................   0.8      1,060,817
Consumer Durables.........................................  10.7     14,371,885
Electronics...............................................   6.6      8,834,048
Energy....................................................   8.9     11,949,109
Financial Services........................................   8.2     10,987,185
Health Care...............................................   6.2      8,307,038
Insurance.................................................   1.0      1,395,599
Metals....................................................   1.8      2,370,866
Natural Resources.........................................   5.7      7,692,993
Paper & Packaging.........................................   2.1      2,861,162
Real Estate...............................................   0.0         57,960
Repurchase Agreement......................................  11.2     15,066,000
Services..................................................   2.8      3,802,246
Technology................................................   0.6        752,100
Telecommunications........................................   4.8      6,468,851
Transportation............................................   2.9      3,882,710
Utilities.................................................   2.6      3,451,161
                                                           -----   ------------
 Total Investments........................................ 102.7%  $137,714,414
Other Assets and Liabilities (Net)........................  (2.7)    (3,639,709)
                                                           -----   ------------
 Net Assets............................................... 100.0%  $134,074,705
                                                           =====   ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 89.9%
                                                            SHARES    VALUE+
                                                            ------- -----------

 BANKS - 11.1%
  Coastal Bancorp, Inc.....................................  47,250 $   885,937
  Commerce Bancorp, Inc....................................  48,825   1,983,516
  Friedman, Billings, Ramsey Group, Inc., Class A.......... 200,500   1,027,563
  MAF Bancorp, Inc.........................................  55,950   1,339,303
  *Ocwen Financial Corp.................................... 134,800   1,617,600
  Peoples Heritage Financial Group, Inc....................  76,200   1,362,075
  S&T Bancorp, Inc.........................................  14,900     808,325
                                                                    -----------
                                                                      9,024,319
                                                                    -----------
 BEVERAGES, FOOD & TOBACCO - 2.1%
  *Swisher International Group, Inc., Class A.............. 101,300     683,775
  Tasty Baking Co. ........................................  73,600   1,067,200
                                                                    -----------
                                                                      1,750,975
                                                                    -----------
 CAPITAL GOODS - 3.1%
  Ruddick Corp............................................. 128,600   2,499,663
                                                                    -----------
 CONSTRUCTION - 1.9%
  *Toll Brothers, Inc......................................  67,800   1,572,113
                                                                    -----------
 ELECTRONICS - 0.7%
  Pioneer-Standard Electronics, Inc. ......................  60,300     538,931
                                                                    -----------
 ENERGY - 3.1%
  *Miller Exploration Co................................... 120,000     645,000
  *Stone Energy Corp. .....................................  59,900   1,924,287
                                                                    -----------
                                                                      2,569,287
                                                                    -----------
 HEALTH CARE - 2.1%
  *Sierra Health Services, Inc.............................  72,900   1,699,481
                                                                    -----------
 HOME FURNISHINGS & APPLIANCES - 2.2%
  La-Z-Boy, Inc. ..........................................  96,300   1,769,512
                                                                    -----------
 INDUSTRIAL - 2.4%
  *Brown & Sharpe Manufacturing Co., Class A............... 244,800   1,927,800
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                            SHARES    VALUE+
                                                            ------- -----------

 INSURANCE - 11.9%
  Arthur J. Gallagher & Co.................................  40,800 $ 1,728,900
  CMAC Investment Corp.....................................  36,600   1,532,625
  Delphi Financial Group, Inc., Class A....................  44,528   2,076,118
  First American Financial Corp., (The)....................  69,550   2,177,784
  LandAmerica Financial Group, Inc.........................  21,500   1,116,656
  Selective Insurance Group, Inc...........................  57,900   1,056,675
                                                                    -----------
                                                                      9,688,758
                                                                    -----------
 METALS - 7.1%
  *Alltrista Corp..........................................  50,300   1,153,756
  Century Aluminum Co...................................... 162,200   1,601,725
  Intermet Corp............................................  99,500   1,548,469
  *RTI International Metals................................  64,500     959,438
  Titanium Metals Corp.....................................  46,000     480,125
                                                                    -----------
                                                                      5,743,513
                                                                    -----------
 PAPER & PACKAGING - 1.4%
  Pope & Talbot, Inc....................................... 120,900   1,140,994
                                                                    -----------
 PHARMACEUTICALS - 6.1%
  Alpharma, Inc., Class A..................................  94,500   2,616,469
  Owens & Minor, Inc., Holding Company..................... 150,400   2,387,600
                                                                    -----------
                                                                      5,004,069
                                                                    -----------
 RETAIL - 6.2%
  Claire's Stores, Inc. ...................................  91,400   1,548,087
  *Gymboree Corp. .........................................  75,900     502,838
  *Lands' End, Inc. .......................................  62,500   1,066,406
  *Mortons Restaurant Group, Inc. .........................  98,200   1,914,900
                                                                    -----------
                                                                      5,032,231
                                                                    -----------
 SERVICES - 11.0%
  *Aviall, Inc. ........................................... 185,100   2,001,394
  Bowne & Co., Inc. ....................................... 104,600   1,405,562
  *Dollar Thrifty Automotive Group, Inc. .................. 179,900   2,439,894
  *Integrated Systems Consulting Group, Inc. ..............  85,600     941,600
  *Personnel Group of America, Inc. ....................... 140,900   2,183,950
                                                                    -----------
                                                                      8,972,400
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      MCKEE SMALL CAP EQUITY PORTFOLIO
                                               OCTOBER 31, 1998
-------------------------------------------------------------------------------

 COMMON STOCKS - CONTINUED

                                                         SHARES      VALUE+
                                                       ----------- -----------

 TECHNOLOGY - 13.4%
  *Avid Technology, Inc. .............................      69,400 $ 1,782,712
  Fair, Isaac and Co. ................................      31,000   1,243,875
  *Perceptron, Inc. ..................................      77,400     440,213
  *Planar Systems, Inc. ..............................     144,900   1,285,987
  *Project Software & Development, Inc. ..............      61,000   1,105,625
  *Structural Dynamics Research Corp. ................      84,700   1,217,563
  *Symantec Corp. ....................................      59,500     948,281
  *System Software Associates, Inc. ..................     106,700     646,869
  *Systems & Computer Technology Corp. ...............      70,600   1,006,050
  *Vanstar Corp. .....................................     108,900   1,218,319
                                                                   -----------
                                                                    10,895,494
                                                                   -----------
 UTILITIES - 4.1%
  CILCORP, Inc. ......................................      31,300   1,611,950
  Commonwealth Energy Systems.........................      46,900   1,749,956
                                                                   -----------
                                                                     3,361,906
                                                                   -----------
  TOTAL COMMON STOCKS (Cost $86,826,633)..........................  73,191,446
                                                                   -----------

 SHORT-TERM INVESTMENT - 18.7%
                                                          FACE
                                                         AMOUNT
                                                       -----------
 REPURCHASE AGREEMENT - 18.7%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $15,226,215,
   collateralized by $14,646,591 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04
   valued at $15,220,204 (Cost $15,220,000)........... $15,220,000  15,220,000
                                                                   -----------
  TOTAL INVESTMENTS - 108.6% (Cost $102,046,633) (a)..............  88,411,446
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - (8.6%).....................  (6,960,300)
                                                                   -----------
  NET ASSETS - 100%............................................... $81,451,146
                                                                   ===========


  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $102,046,633. At October 31, 1998, net unrealized depreciation for all securities based on tax cost was $13,635,187. This consisted of aggregate gross unrealized appreciation for all securities of $4,547,745 and aggregate gross unrealized depreciation for all securities of $18,182,932.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                       MCKEE PORTFOLIOS
                                                                OCTOBER 31, 1998
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                MCKEE       MCKEE        MCKEE        MCKEE
                                 U.S      DOMESTIC   INTERNATIONAL  SMALL CAP
                             GOVERNMENT    EQUITY       EQUITY        EQUITY
                              PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                             ----------- ----------- ------------- ------------
ASSETS
Investments, at Cost.......  $35,158,265 $48,266,580 $128,101,877  $102,046,633
                             =========== =========== ============  ============
Investments, at Value
 (Including Repurchase
 Agreements of $259,000,
 $2,079,000, $15,066,000
 and $15,220,000,
 respectively).............  $36,170,466 $50,033,790 $137,714,414  $ 88,411,446
Cash.......................          --          471          548         1,157
Receivable for Investments
 Sold......................          --          --        71,015           --
Dividends Receivable.......          --       36,678      123,017        37,732
Receivable for Portfolio
 Shares Sold...............       29,125     200,000    4,622,558        42,500
Foreign Withholding Tax
 Reclaim Receivable........          --          --       110,951           --
Interest Receivable........      428,710         566        4,101         4,143
Unrealized Gain on Foreign
 Currency Exchange
 Contracts.................          --          --         3,997           --
Other Assets...............          685       1,003        2,642         1,635
                             ----------- ----------- ------------  ------------
 Total Assets..............   36,628,986  50,272,508  142,653,243    88,498,613
                             ----------- ----------- ------------  ------------
LIABILITIES
Payable for Investments
 Purchased.................          --      808,668    8,410,165     6,947,635
Payable for Portfolio
 Shares Redeemed...........          --           65          --            --
Payable for Investment
 Advisory Fees--
 Note B....................       13,976      25,015       66,989        53,063
Payable for Administrative
 Fees--Note C..............       12,220      11,875       23,088        11,109
Payable for Custodian
 Fees--Note D..............        6,394       9,726       21,425         1,281
Payable to Custodian Bank--
 Note D....................       86,592         --           --            --
Payable for Account Service
 Fees--Note F..............        5,598       4,902          551           175
Payable for Directors'
 Fees--Note G..............          840         726          684           757
Unrealized Loss on Foreign
 Currency Exchange
 Contracts.................          --          --        22,750           --
Other Liabilities..........       21,950      24,033       32,886        33,447
                             ----------- ----------- ------------  ------------
 Total Liabilities.........      147,570     885,010    8,578,538     7,047,467
                             ----------- ----------- ------------  ------------
NET ASSETS.................  $36,481,416 $49,387,498 $134,074,705  $ 81,451,146
                             =========== =========== ============  ============
NET ASSETS CONSIST OF:
Paid in Capital............  $34,068,010 $28,736,583 $121,791,887  $ 94,432,977
Undistributed Net
 Investment Income ........      208,015      21,581       36,035           --
Accumulated Net Realized
 Gain......................    1,193,190  18,862,124    2,653,382       653,356
Unrealized Appreciation
 (Depreciation)............    1,012,201   1,767,210    9,593,401   (13,635,187)
                             ----------- ----------- ------------  ------------
NET ASSETS.................  $36,481,416 $49,387,498 $134,074,705  $ 81,451,146
                             =========== =========== ============  ============
Institutional Class Shares
Shares Issued and
 Outstanding ($0.001 par
 value) (Authorized
 25,000,000)...............    3,338,133   3,080,853   11,942,662     9,626,681
NET ASSET VALUE, Offering
 and Redemption Price Per
 Share.....................  $     10.93 $     16.03 $      11.23  $       8.46
                             =========== =========== ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE PORTFOLIOS
                                            FOR THE YEAR ENDED OCTOBER 31, 1998
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                MCKEE        MCKEE          MCKEE        MCKEE
                                 U.S        DOMESTIC    INTERNATIONAL  SMALL CAP
                              GOVERNMENT     EQUITY        EQUITY        EQUITY
                              PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO*
                              ----------  ------------  ------------- ------------
 INVESTMENT INCOME
 Dividends..................  $      --   $    888,022   $ 2,471,271  $    606,712
 Interest...................   2,712,771        64,852       292,639       170,006
 Less: Foreign Taxes
  Withheld..................         --            --       (213,715)          --
                              ----------  ------------   -----------  ------------
  Total Income..............   2,712,771       952,874     2,550,195       776,718
                              ----------  ------------   -----------  ------------
 EXPENSES
 Investment Advisory Fees--
  Note B....................     188,898       418,475       857,075       675,734
 Administrative Fees--Note
  C.........................     102,948       112,236       198,575        93,068
 Custodian Fees--Note D.....      19,670        28,030        97,703         7,384
 Account Services Fees--Note
  F.........................      38,724        42,333         2,827           616
 Directors' Fees--Note G....       2,945         3,304         3,841         3,143
 Audit Fees.................      13,445        13,966        14,426        15,068
 Legal Fees.................       3,571         5,848         7,058         5,029
 Printing Fees..............      10,550        10,718        11,111        15,622
 Registration and Filing
  Fees......................      13,370        14,018        18,113        36,358
 Shareholder Servicing
  Fees......................         --            196         3,394            73
 Other Expenses.............       7,048        10,395        13,963         6,704
                              ----------  ------------   -----------  ------------
  Net Expenses Before
   Expense Offset...........     401,169       659,519     1,228,086       858,799
 Expense Offset--Note A.....      (1,071)       (1,331)       (4,404)       (2,371)
                              ----------  ------------   -----------  ------------
  Net Expenses After Expense
   Offset...................     400,098       658,188     1,223,682       856,428
                              ----------  ------------   -----------  ------------
 NET INVESTMENT INCOME
  (LOSS)....................   2,312,673       294,686     1,326,513       (79,710)
                              ----------  ------------   -----------  ------------
 NET REALIZED GAIN (LOSS)
  ON:
  Investments...............   1,375,376    18,895,618     2,656,627       763,539
  Foreign Exchange
   Transactions.............         --            --       (123,029)          --
                              ----------  ------------   -----------  ------------
 TOTAL NET REALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....   1,375,376    18,895,618     2,533,598       763,539
                              ----------  ------------   -----------  ------------
 NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON:
  Investments...............    (802,769)  (15,488,247)   (3,609,736)  (13,635,187)
  Foreign Exchange
   Translations.............         --            --         (3,128)          --
                              ----------  ------------   -----------  ------------
 TOTAL NET CHANGE IN
  UNREALIZED
  APPRECIATION/DEPRECIATION..   (802,769)  (15,488,247)   (3,612,864)  (13,635,187)
                              ----------  ------------   -----------  ------------
 NET GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS.....     572,607     3,407,371    (1,079,266)  (12,871,648)
                              ----------  ------------   -----------  ------------
 NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS................  $2,885,280  $  3,702,057   $   247,247  $(12,951,358)
                              ==========  ============   ===========  ============

* The Portfolio commenced operations on November 4, 1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................  $  2,312,673  $  2,268,537
  Net Realized Gain................................     1,375,376       235,130
  Net Change in Unrealized
   Appreciation/Depreciation.......................      (802,769)    1,536,088
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................     2,885,280     4,039,755
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income............................    (2,446,189)   (2,031,045)
  Net Realized Gain................................      (328,407)          --
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS..............................    (2,774,596)   (2,031,045)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................    10,245,494    46,890,798
  In Lieu of Cash Distributions....................     2,768,512     2,025,173
  Redeemed.........................................   (34,170,442)  (16,515,553)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS....................................   (21,156,436)   32,400,418
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE)........................   (21,045,752)   34,409,128
 NET ASSETS:
  Beginning of Period..............................    57,527,168    23,118,040
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $208,015 and $377,067,
   respectively)...................................  $ 36,481,416  $ 57,527,168
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Issued...........................................       940,224     4,485,792
  In Lieu of Cash Distributions....................       256,166       191,612
  Redeemed.........................................    (3,164,733)   (1,556,148)
                                                     ------------  ------------
                                                       (1,968,343)    3,121,256
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                        MCKEE DOMESTIC EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1998          1997
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income............................  $    294,686  $    580,671
  Net Realized Gain................................    18,895,618     7,558,630
  Net Change in Unrealized
   Appreciation/Depreciation.......................   (15,488,247)   14,272,224
                                                     ------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS......................................     3,702,057    22,411,525
                                                     ------------  ------------
 DISTRIBUTIONS:
  Net Investment Income............................      (338,603)     (580,774)
  Net Realized Gain................................    (7,577,519)   (2,289,510)
                                                     ------------  ------------
  TOTAL DISTRIBUTIONS..............................    (7,916,122)   (2,870,284)
                                                     ------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued...........................................    13,074,449    42,565,470
  In Lieu of Cash Distributions....................     7,916,122     2,870,017
  Redeemed.........................................   (74,777,510)  (19,758,239)
                                                     ------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS....................................   (53,786,939)   25,677,248
                                                     ------------  ------------
  TOTAL INCREASE (DECREASE)........................   (58,001,004)   45,218,489
 NET ASSETS:
  Beginning of Period..............................   107,388,502    62,170,013
                                                     ------------  ------------
  End of Period (including undistributed net
   investment income of $21,581 and $65,498,
   respectively)...................................  $ 49,387,498  $107,388,502
                                                     ============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Issued...........................................       806,481     2,738,317
  In Lieu of Cash Distributions....................       508,216       207,257
  Redeemed.........................................    (4,603,661)   (1,223,564)
                                                     ------------  ------------
                                                       (3,288,964)    1,722,010
                                                     ============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                        1998           1997
                                                    -------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income...........................  $   1,326,513  $    998,276
  Net Realized Gain...............................      2,533,598     9,912,396
  Net Change in Unrealized
   Appreciation/Depreciation......................     (3,612,864)    8,498,768
                                                    -------------  ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS.....................................        247,247    19,409,440
                                                    -------------  ------------
 DISTRIBUTIONS:
  Net Investment Income...........................     (1,178,285)     (961,510)
  Net Realized Gain...............................     (9,931,009)   (1,154,956)
                                                    -------------  ------------
  TOTAL DISTRIBUTIONS.............................    (11,109,294)   (2,116,466)
                                                    -------------  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued..........................................    165,875,010    56,400,614
  In Lieu of Cash Distributions...................     10,208,564     1,966,598
  Redeemed........................................   (134,196,595)  (63,834,286)
                                                    -------------  ------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
   TRANSACTIONS...................................     41,886,979    (5,467,074)
                                                    -------------  ------------
  TOTAL INCREASE..................................     31,024,932    11,825,900
 NET ASSETS:
  Beginning of Period.............................    103,049,773    91,223,873
                                                    -------------  ------------
  End of Period (including undistributed net
   investment income of $36,035 and $10,836,
   respectively)..................................  $ 134,074,705  $103,049,773
                                                    =============  ============
 (1) SHARES ISSUED AND REDEEMED:
  Issued..........................................     14,505,088     4,401,990
  In Lieu of Cash Distributions...................        940,910       170,717
  Redeemed........................................    (11,800,927)   (4,919,903)
                                                    -------------  ------------
                                                        3,645,071      (347,196)
                                                    =============  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  NOVEMBER 4,
                                                                    1997* TO
                                                                  OCTOBER 31,
                                                                      1998
                                                                  ------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Loss...........................................  $    (79,710)
  Net Realized Gain.............................................       763,539
  Net Change in Unrealized Appreciation/Depreciation............   (13,635,187)
                                                                  ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..........   (12,951,358)
                                                                  ------------
 DISTRIBUTIONS:
  Net Realized Gain.............................................       (30,473)
                                                                  ------------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued........................................................    97,125,457
  In Lieu of Cash Distributions.................................        29,824
  Redeemed......................................................    (2,722,304)
                                                                  ------------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS..................    94,432,977
                                                                  ------------
  TOTAL INCREASE................................................    81,451,146
 NET ASSETS:
  Beginning of Period...........................................           --
                                                                  ------------
  End of Period (including undistributed net investment income of $0).......................................................  $ 81,451,146
                                                                  ============
 (1) SHARES ISSUED AND REDEEMED:
  Issued........................................................     9,955,330
  In Lieu of Cash Distributions.................................         3,094
  Redeemed......................................................      (331,743)
                                                                  ------------
                                                                     9,626,681
                                                                  ============

*Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE U.S. GOVERNMENT PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                      YEARS ENDED OCTOBER 31,       1995** TO
                                      -------------------------    OCTOBER 31,
                                       1998     1997     1996         1995
                                      -------  -------  -------    -----------
Net Asset Value, Beginning of
 Period.............................  $ 10.84  $ 10.58  $ 10.76      $10.00
                                      -------  -------  -------      ------
Income From Investment Operations:
 Net Investment Income..............     0.62     0.54     0.46        0.28
 Net Realized and Unrealized Gain
  (Loss)............................     0.16     0.25    (0.07)++     0.71
                                      -------  -------  -------      ------
 Total From Investment Operations...     0.78     0.79     0.39        0.99
                                      -------  -------  -------      ------
Distributions:
 Net Investment Income..............    (0.62)   (0.53)   (0.44)      (0.23)
 Net Realized Gain..................    (0.07)     --       --          --
 In Excess of Net Realized Gain.....      --       --     (0.13)        --
                                      -------  -------  -------      ------
 Total Distributions................    (0.69)   (0.53)   (0.57)      (0.23)
                                      -------  -------  -------      ------
Net Asset Value, End of Period......  $ 10.93  $ 10.84  $ 10.58      $10.76
                                      =======  =======  =======      ======
TOTAL RETURN........................     7.35%    7.73%    3.77%+      9.96%+***
                                      =======  =======  =======      ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)........................  $36,481  $57,527  $23,118      $6,069
Ratio of Expenses to Average Net
 Assets.............................     0.96%    0.94%    1.13%       0.89%*
Ratio of Net Investment Income to
 Average Net Assets.................     5.51%    5.67%    5.39%       5.39%*
Portfolio Turnover Rate.............      119%     124%      83%        104%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates to
 Average Net Assets.................      N/A      N/A     0.12%       1.93%*
Ratio of Expenses to Average Net
 Assets Including Expense Offsets...     0.95%    0.94%    1.13%       0.85%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the periods indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE DOMESTIC EQUITY PORTFOLIO
-------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                      YEARS ENDED OCTOBER 31,       1995** TO
                                      --------------------------   OCTOBER 31,
                                       1998      1997     1996        1995
                                      -------  --------  -------   -----------
Net Asset Value, Beginning of
 Period.............................  $ 16.86  $  13.38  $ 11.44     $10.00
                                      -------  --------  -------     ------
Income From Investment Operations:
 Net Investment Income..............     0.08      0.10     0.10       0.08
 Net Realized and Unrealized Gain...     0.46      3.92     2.08       1.43
                                      -------  --------  -------     ------
 Total From Investment Operations...     0.54      4.02     2.18       1.51
                                      -------  --------  -------     ------
Distributions:
 Net Investment Income..............    (0.08)    (0.10)   (0.09)     (0.07)
 Net Realized Gain..................    (1.29)    (0.44)   (0.15)       --
                                      -------  --------  -------     ------
 Total Distributions................    (1.37)    (0.54)   (0.24)     (0.07)
                                      -------  --------  -------     ------
Net Asset Value, End of Period......  $ 16.03  $  16.86  $ 13.38     $11.44
                                      =======  ========  =======     ======
TOTAL RETURN........................     3.36%    30.96%   19.31%+    15.13%+***
                                      =======  ========  =======     ======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)........................  $49,387  $107,389  $62,170     $6,427
Ratio of Expenses to Average Net
 Assets.............................     1.02%     0.94%    0.99%      1.08%*
Ratio of Net Investment Income to
 Average Net Assets.................     0.46%     0.64%    0.93%      1.12%*
Portfolio Turnover Rate.............       61%       47%      42%        27%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates to
 Average Net Assets.................      N/A       N/A     0.04%      1.65%*
Ratio of Expenses to Average Net
 Assets Including Expense Offsets...     1.02%     0.94%    0.99%      1.00%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by Affiliates during the periods indicated.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                   MCKEE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MAY 26,
                                YEARS ENDED OCTOBER 31,            1994** TO
                           ------------------------------------   OCTOBER 31,
                             1998      1997     1996     1995        1994
                           --------  --------  -------  -------   -----------
Net Asset Value,
 Beginning of Period.....  $  12.42  $  10.55  $ 10.03  $ 10.40     $ 10.00
                           --------  --------  -------  -------     -------
Income From Investment
 Operations:
 Net Investment Income...      0.12      0.11     0.09     0.11        0.04
 Net Realized and
  Unrealized Gain
  (Loss).................     (0.03)     2.01     0.73    (0.39)       0.39
                           --------  --------  -------  -------     -------
 Total From Investment
  Operations.............      0.09      2.12     0.82    (0.28)       0.43
                           --------  --------  -------  -------     -------
Distributions:
 Net Investment Income...     (0.11)    (0.11)   (0.09)   (0.09)      (0.03)
 Net Realized Gain.......     (1.17)    (0.14)   (0.21)     --          --
                           --------  --------  -------  -------     -------
 Total Distributions.....     (1.28)    (0.25)   (0.30)   (0.09)      (0.03)
                           --------  --------  -------  -------     -------
Net Asset Value, End of
 Period..................  $  11.23  $  12.42  $ 10.55  $ 10.03     $ 10.40
                           ========  ========  =======  =======     =======
TOTAL RETURN.............      1.18%    20.31%    8.29%   (2.69)%      4.31%***
                           ========  ========  =======  =======     =======
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $134,075  $103,050  $91,224  $74,893     $37,257
Ratio of Expenses to
 Average Net Assets......      1.00%     0.98%    1.01%    0.97%       1.12%*
Ratio of Net Investment
 Income to Average Net
 Assets..................      1.08%     0.95%    0.92%    1.16%       0.97%*
Portfolio Turnover Rate..        20%       29%       9%       7%         11%
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................      1.00%     0.98%    1.01%    0.96%        N/A

  *Annualized
 **Commencement of Operations
***Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                       MCKEE SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                NOVEMBER 4,
                                                                 1997** TO
                                                                OCTOBER 31,
                                                                   1998
                                                                -----------
Net Asset Value, Beginning of Period...........................   $ 10.00
                                                                  -------
Income From Investment Operations:
 Net Investment Loss...........................................     (0.01)
 Net Realized and Unrealized Loss..............................     (1.52)
                                                                  -------
 Total From Investment Operations..............................     (1.53)
                                                                  -------
Distributions:
 Net Realized Gain.............................................     (0.01)
                                                                  -------
Net Asset Value, End of Period.................................   $  8.46
                                                                  =======
TOTAL RETURN...................................................    (15.36)%***
                                                                  =======
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)..........................   $81,451
Ratio of Expenses to Average Net Assets........................      1.27%*
Ratio of Net Investment Loss to Average Net Assets.............     (0.12)%*
Portfolio Turnover Rate........................................         5%
Ratio of Expenses to Average Net Assets Including Expense
 Offsets.......................................................      1.27%*

  * Annualized
 ** Commencement of Operations
*** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Eq-uity Portfolio and McKee Small Cap Equity Portfolio (the "Portfolios"), port-folios of UAM Funds, Inc., are diversified and non-diversified, open-end man-agement investment companies. At October 31, 1998, the UAM Funds were com-prised of forty-six active portfolios. The financial statements of the remain-ing portfolios are presented separately. The objective of the McKee Portfolios is as follows:
    MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.
    MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.
    MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity of non-U.S. issuers.
    MCKEE SMALL CAP EQUITY PORTFOLIO seeks to achieve a superior long-term total return by investing primarily in the equity securities of small com-panies.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from deal-ers, market transactions in comparable securities and various relation-ships between securities in determining value. Securities quoted in for-eign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments that have remaining maturities

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
  of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value follow-ing procedures approved by the Board of Directors.
    2. FEDERAL INCOME TAXES: It is the Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.
    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, each Portfolio has the right to liquidate the col-lateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, real-ization and/or retention of the collateral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee In-ternational Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign cur-rency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign ex-change rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transac-tions represent net foreign exchange

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
  gains or losses from forward foreign currency exchange contracts, disposi-tion of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.
    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recog-nizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unantici-pated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the con-tracts, if any, at the date of default.
    Under the terms of forward foreign currency exchange contracts open at October 31,1998, the McKee International Equity Portfolio is obligated to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY               SETTLEMENT   IN EXCHANGE              NET UNREALIZED
   TO DELIVER     VALUE       DATE          FOR         VALUE     GAIN (LOSS)
   ----------   ---------- ---------- --------------- ---------- --------------
   $1,001,702   $1,001,702   11/2/98  CAD   1,539,616 $  997,161    $ (4,541)
      876,544      876,544   11/2/98  NGK   6,446,283    877,750       1,206
      497,310      497,310   11/3/98  ESP  69,613,497    494,168      (3,142)
      333,646      333,646   11/3/98  DEM     551,851    333,042        (604)
      394,493      394,493   11/4/98  CAD     607,400    393,394      (1,099)
      164,364      164,364   11/4/98  ITL 268,406,145    163,684        (680)
      599,357      599,357   11/4/98  NLG   1,115,704    596,611      (2,746)
      509,523      509,523   11/5/98  AUD     819,380    512,314       2,791
    1,001,417    1,001,417   11/6/98  GBP     594,877    994,845      (6,572)
      723,597      723,597  11/30/98  FRF   3,998,088    720,231      (3,366)
                ----------                            ----------    --------
                $6,101,953                            $6,083,200    $(18,753)
                ==========                            ==========    ========

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
    6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.
    Permanent book and tax basis differences resulted in reclassifications as follows:

                                                     UNDISTRIBUTED UNDISTRIBUTED
   MCKEE PORTFOLIOS                                   NET INCOME   CAPITAL GAIN
   ----------------                                  ------------- -------------
   U.S. Government..................................    (35,536)       35,536
   International Equity.............................   (123,029)      123,029
   Small Cap Equity.................................     79,710       (79,710)

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Port-folios are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65%, 0.70% and 1.00% of average daily net assets for the month for the McKee U.S.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the McKee Small Cap Portfolio's total annual operating expenses, after the effects of expense offset arrangements, from exceeding 1.75% of av-erage daily net assets.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04%, 0.04%, 0.06% and 0.04% per annum of the average daily net assets of the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

  For the period ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
MCKEE PORTFOLIOS                                              FEES       CGFSC
----------------                                         -------------- --------
U.S. Government.........................................    $102,948    $ 83,328
Domestic Equity.........................................     112,236      83,629
International Equity....................................     198,575     120,940
Small Cap Equity........................................      93,068      63,571

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the period ended October 31, 1998, the McKee U.S. Government, McKee Domestic Equity, Mc-Kee International Equity and McKee Small Cap Equity Portfolios incurred $138, $140, $158 and $149, respectively, in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets and the assets are held in accordance with the custodian agreement. As a part of the custodian agreement, the custodian has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolio. At October 31, 1998, the payable to the custodian bank represents the amount due for cash advanced for settlement of security transactions on the McKee U.S. Government Portfolio.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services,

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the year ended October 31, 1998, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 5,603,199 $15,773,732
Domestic Equity.........................................  38,257,294  99,416,376
International Equity....................................  49,842,706  23,423,580
Small Cap Equity........................................  89,254,547   3,191,453

  Purchases and sales of long-term U.S. Government securities were $43,100,381 and $54,482,438 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Mc-Kee Domestic Equity, McKee International Equity and the McKee Small Cap Equity Portfolios.

  I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each cal-endar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. OTHER: At October 31, 1998, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       2         62%
Domestic Equity..........................................       3         51%
International Equity.....................................       2         30%
Small Cap Equity.........................................       3         39%

  At October 31, 1998, the net assets of the McKee International Equity Port-folio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and in-vestment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                      MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
 REPORT ON INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds Inc. and the Shareholders of
McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee Small Cap Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfo-lio and McKee Small Cap Equity Portfolio (the "Portfolios"), Portfolios in the UAM Funds Inc., at October 31, 1998, and the results of each of their opera-tions, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included conformation of securities at October 31, 1998 by correspondence with the cus-todian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 1998

UAM FUNDS                                                      MCKEE PORTFOLIOS


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):
  Each of the Portfolios designate the following amounts as long-term capital gain dividends for the purpose of the dividend paid deduction on their Federal income tax return:

                                                            28% TAX    20% TAX
MCKEE PORTFOLIOS                                            BRACKET    BRACKET
----------------                                           ---------- ----------
U.S. Government........................................... $   22,483 $    5,874
Domestic Equity...........................................  1,966,617  2,323,309
International Equity......................................  2,027,798  7,944,807

  Foreign taxes during the fiscal year ended October 31, 1998 for the McKee International Equity Portfolio amounted to $213,715 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1998, which shareholders of the McKee Interna-tional Equity Portfolio will receive in late January, 1999. In addition, for the year ended October 31, 1998, gross income derived from sources within for-eign countries amounted to $2,472,030 for the McKee International Equity Portfolio.

  For the year ended October 31, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 28.5% and 88.7% for the McKee Domestic Equity Portfolio and the McKee Small Cap Portfolio, respectively.

  For the year ended October 31, 1998, the percentage of income earned from direct Treasury obligations for the McKee U.S. Government Portfolio was 27.2%.

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary
--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
C. S. McKee & Company, Inc.
One Gateway Center
Pittsburgh, PA 15222

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.